Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2004

FIRST STATE BANCORPORATION

(Exact name of registrant as specified in its charter)

NEW MEXICO	001-12487	85-0366665
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

7900 JEFFERSON, N.E., ALBUQUERQUE, NEW MEXICO	87109
(Address of principal executive offices)	(Zip Code)

(505) 241-7500
Registrant’s Telephone Number, including area code

Table of Contents

Item 7. Financial Statements and Exhibits.

Items (a) and (b) are inapplicable.

Item (c) Exhibits.

Exhibit 99.1 News release, dated July 19, 2004.

Item 12. Results of Operations and Financial Condition.

     On July 19, 2004, the Registrant issued a News Release announcing its second quarter 2004 financial results. A copy of the News Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST STATE BANCORPORATION
Date: July 19, 2004	By:	/s/ Christopher C. Spencer
Christopher C. Spencer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	News release, dated July 19, 2004.